Loans and The Allowance for Loan Losses	12 Months Ended
Dec. 31, 2017
Loans and Leases Receivable Disclosure [Abstract]
Loans and The Allowance for Loan Losses

Note 4 – Loans and The Allowance for Loan Losses

Net loans at December 31, 2017 and 2016 consist of the following:

	2017	2016
	(In Thousands)
Real estate loans:
Secured by one- to four-family residences	$206,894	$188,573
Secured by multi-family residences	10,650	5,103
Construction	10,750	6,134
Commercial real estate	14,803	8,440
Home equity lines of credit	17,127	16,797
Commercial & industrial	3,679	1,947
Other loans	70	75
Total Loans	263,973	227,069

Net deferred loan origination (fees) costs	(1)	113
Allowance for loan losses	(1,261)	(990)
Net Loans	$262,711	$226,192

To develop and document a systematic methodology for determining the allowance for loan losses, the Company has divided the loan portfolio into two portfolio segments, each with different risk characteristics but with similar methodologies for assessing risk. Each portfolio segment is broken down into loan classes where appropriate. Loan classes contain unique measurement attributes, risk characteristics, and methods for monitoring and assessing risk that are necessary to develop the allowance for loan losses. Unique characteristics such as borrower type, loan type, collateral type, and risk characteristics define each class.

The following table illustrates the portfolio segments and classes for the Company’s loan portfolio:

Portfolio Segment	Class

Real Estate Loans	Secured by one-to-four family residences
Secured by multi-family residences
Construction Commercial real estate Home equity lines of credit

Other Loans	Commercial & industrial
Other loans

The Company’s primary lending activity is the origination of one- to four-family residential real estate mortgage loans. At December 31, 2017, $206.9 million, or 78.3%, of the total loan portfolio consisted of one- to four-family residential real estate mortgage loans compared to $188.6 million, or 83.0%, of the total loan portfolio at December 31, 2016.

The Company offers home equity lines of credit, which are primarily secured by a second mortgage on one- to four-family residences. At December 31, 2017, home equity lines of credit totaled $17.1 million, or 6.5%, of total loans receivable compared to $16.8 million, or 7.4%, of total loans receivable at December 31, 2016.

The underwriting standards for home equity lines of credit include a determination of the applicant’s credit history, an assessment of the applicant’s ability to meet existing obligations and payments on the proposed loan and the value of the collateral securing the loan. The combined loan-to-value ratio (first and second mortgage liens) for home equity lines of credit is generally limited to 90%. The Company originates home equity lines of credit without application fees or borrower-paid closing costs. Home equity lines of credit are offered with adjustable-rates of interest indexed to the prime rate, as reported in The Wall Street Journal.

Multi-family residential loans generally are secured by rental properties. Multi-family real estate loans are offered with fixed and adjustable interest rates. Loans secured by multi-family real estate totaled $10.7 million, or 4.0%, of the total loan portfolio at December 31, 2017 compared to $5.1 million, or 2.2%, of the total loan portfolio at December 31, 2016. Multi-family real estate loans are originated for terms of up to 20 years. Adjustable-rate multi-family real estate loans are tied to the average yield on U.S. Treasury securities, subject to periodic and lifetime limitations on interest rate changes.

Loans secured by multi-family real estate generally involve a greater degree of credit risk than one- to four-family residential mortgage loans and carry larger loan balances. This increased credit risk is a result of several factors, including the concentration of principal in a limited number of loans and borrowers, the effects of general economic conditions on income producing properties, and the increased difficulty of evaluating and monitoring these types of loans. Furthermore, the repayment of loans secured by multi-family real estate typically depends upon the successful operation of the real estate property securing the loans. If the cash flow from the project is reduced, the borrower’s ability to repay the loan may be impaired.

The Company originates construction loans for the purchase of developed lots and for the construction of single-family residences. At December 31, 2017, construction loans totaled $10.8 million, or 4.1%, of total loans receivable compared to $6.1 million, or 2.7%, at December 31, 2016. At December 31, 2017, the additional unadvanced portion of these construction loans totaled $5.9 million compared to $5.0 million at December 31, 2016. Construction loans are offered to individuals for the construction of their personal residences by a qualified builder (construction/permanent loans).

Before making a commitment to fund a construction loan, the Company requires an appraisal of the property by an independent licensed appraiser. The Company generally also reviews and inspects each property before disbursement of funds during the term of the construction loan.

Construction financing generally involves greater credit risk than long-term financing on improved, owner-occupied real estate. Risk of loss on a construction loan depends largely upon the accuracy of the initial estimate of the value of the property at completion of construction compared to the estimated cost (including interest) of construction and other assumptions. If the estimate of construction cost proves to be inaccurate, the Company may be required to advance additional funds beyond the amount originally committed in order to protect the value of the property. Moreover, if the estimated value of the completed project proves to be inaccurate, the borrower may hold a property with a value that is insufficient to assure full repayment of the loan.

Commercial real estate loans are secured by office buildings, mixed use properties, places of worship and other commercial properties. Loans secured by commercial real estate totaled $14.8 million, or 5.6%, of the Company’s total loan portfolio at December 31, 2017 compared to $8.4 million, or 3.7%, of our total loan portfolio at December 31, 2016.

The Company generally originates adjustable-rate commercial real estate loans with maximum terms of up to 15 years. The maximum loan-to-value ratio of commercial real estate loans is 80%.

Loans secured by commercial real estate generally are larger than one- to four-family residential loans and involve greater credit risk. Commercial real estate loans often involve large loan balances to single borrowers or groups of related borrowers. Repayment of these loans depends to a large degree on the results of operations and management of the properties securing the loans or the businesses conducted on such property, and may be affected to a greater extent by adverse conditions in the real estate market or the economy in general. Accordingly, the nature of these loans makes them more difficult for management to monitor and evaluate.

The commercial and industrial product set includes loans to individuals or businesses on an installment basis secured by vehicles, equipment or other durable goods for which the loans were made, loans for and secured by machinery and/or equipment for which a legitimate resale market exists, lines of credit to businesses and individuals, and unsecured loans to businesses and individuals on a short-term basis. At December 31, 2017, these loans totaled $3.7 million, or 1.4%, of the total loan portfolio compared to $1.9 million, or 0.9%, at December 31, 2016.

These loans carry a higher risk than commercial real estate loans by the nature of the underlying collateral, which can be business assets such as equipment and accounts receivable. To reduce the risk, management also attempts to secure secondary collateral, such as real estate, and obtain personal guarantees of the borrowers. To further reduce risk and enhance liquidity, these loans generally carry variable rates of interest, repricing in five year periods, and have a maturity of ten years or less.

In 2014, the Company applied and was approved as an SBA lender. SBA acts as a loan guarantor and these loans are generally for commercial business purposes versus real estate. The Company follows the Small Business Administration lending guidelines regarding eligibility, underwriting etc. as stated in SBA’s most current version of SOP 50 10 SBA’s Lender and Development Company Loan Program.

The Company offers a variety of other loans secured by property other than real estate. At December 31, 2017, these other loans totaled $70,000, or 0.1%, of the total loan portfolio compared to other loans totaling $75,000, or 0.1%, of the total loan portfolio at December 31, 2016. These loans include automobile, passbook, overdraft protection and unsecured loans. Due to the relative immateriality of other loans, the Company’s risk associated with these loans is not considered significant.

The following table sets forth the allowance for loan losses allocated by loan class and the activity in the allowance for loan losses for the years ending December 31, 2017 and 2016. The allowance for loan losses allocated to each class is not necessarily indicative of future losses in any particular class and does not restrict the use of the allowance to absorb losses in other classes.

	Secured by 1-4 family residential	Secured by multi- family residential	Construction	Commercial	Home Equity Lines of Credit	Commercial & Industrial	Other/ Unallocated	Total
	(In Thousands)
At December 31, 2017
Beginning Balance	$584	$38	$31	$84	$112	$28	$113	$990
Charge Offs	-	-	-	-	-	-	-	-
Recoveries	-	-	-	-	-	-	-	-
Provisions	232	42	23	64	(5)	19	(104)	271
Ending Balance (1)	$816	$80	$54	$148	$107	$47	$9	$1,261

At December 31, 2016
Beginning Balance	$524	$39	$6	$35	$101	$11	$95	$811
Charge Offs	-	-	-	-	-	-	(1)	(1)
Recoveries	-	-	-	-	-	-	-	-
Provisions	60	(1)	25	49	11	17	19	180
Ending Balance (1)	$584	$38	$31	$84	$112	$28	$113	$990

(1)All Loans are collectively evaluated for impairment.

The Company’s policies, consistent with regulatory guidelines, provide for the classification of loans that are considered to be of lesser quality as substandard, doubtful, or loss assets. An asset is considered substandard if it is inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Substandard assets include those assets characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected. Assets classified as doubtful have all of the weaknesses inherent in those classified as substandard with the added characteristic that the weaknesses present make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. Assets (or portions of assets) classified as loss are those considered uncollectible and of such little value that their continuance as assets is not warranted. Assets that do not expose the Company to risk sufficient to warrant classification in one of the aforementioned categories, but which possess potential weaknesses that deserve close attention, are required to be designated as special mention.

When the Company classifies assets as pass a portion of the related general loss allowances is allocated to such assets as deemed prudent. The allowance for loan losses is the amount estimated by management as necessary to absorb credit losses incurred in the loan portfolio that are both probable and reasonably estimable at the balance sheet date. The Company’s determination as to the classification of its assets and the amount of its loss allowances are subject to review by its principal state regulator, the New York State Department of Financial Services, which can require that the Company establish additional loss allowances. The Company regularly reviews its asset portfolio to determine whether any assets require classification in accordance with applicable regulations.

At December 31, 2017 and 2016, there were no loans considered to be impaired and no troubled debt restructurings.

The following table presents the risk category of loans by class at December 31, 2017 and 2016:

	Pass	Special Mention	Substandard	Doubtful	Total
	(In Thousands)
2017
One- to four-family residential	$203,815	$116	$2,963	$-	$206,894
Multi-family residential	10,650	-	-	-	10,650
Construction	10,750	-	-	-	10,750
Commercial real estate	14,803	-	-	-	14,803
Home equity lines of credit	16,897	-	230	-	17,127
Commercial & industrial	3,679	-	-	-	3,679
Other loans	70	-	-	-	70
Total	$260,664	$116	$3,193	$-	$263,973

2016
One- to four-family residential	$187,079	$-	$1,494	$-	$188,573
Multi-family residential	5,103	-	-	-	5,103
Construction	6,134	-	-	-	6,134
Commercial real estate	8,440	-	-	-	8,440
Home equity lines of credit	16,498	-	299	-	16,797
Commercial & industrial	1,900	-	47	-	1,947
Other loans	75	-	-	-	75
Total	$225,229	$-	$1,840	$-	$227,069

At December 31, 2017, the Company had two non-accrual residential mortgage loans for $153,000 and no non-accrual loans at December 31, 2016. There were no loans that were past due 90 days or more and still accruing interest at December 31, 2017 and 2016. Interest on non-accrual loans that would have been earned if loans were accruing interest was immaterial for 2017.

Delinquent Loans. Loans are considered past due if the required principal and interest payments have not been received within thirty days of the payment due date. An age analysis of past due loans, segregated by portfolio segment and class of loans, as of December 31, 2017 and December 31, 2016, are detailed in the following table:

	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days	Total Past Due	Current	Total Loans Receivable
	(In thousands)
2017
Real estate loans:
One- to four-family residential	$699	$-	$153	$852	$206,042	$206,894
Multi-family residential	-	-	-	-	10,650	10,650
Construction	-	-	-	-	10,750	10,750
Commercial	-	-	-	-	14,803	14,803
Home equity lines of credit	-	-	-	-	17,127	17,127
Commercial & industrial	-	-	-	-	3,679	3,679
Other loans	-	-	-	-	70	70
Total	$699	$-	$153	$852	$263,121	$263,973

2016
Real estate loans:
One- to four-family residential	$89	$-	$-	$89	$188,484	$188,573
Multi-family residential	-	-	-	-	5,103	5,103
Construction	-	-	-	-	6,134	6,134
Commercial	-	-	-	-	8,440	8,440
Home equity lines of credit	-	-	-	-	16,797	16,797
Commercial & industrial	47	-	-	47	1,900	1,947
Other loans	-	-	-	-	75	75
Total	$136	$-	$-	$136	$226,933	$227,069

Management has reviewed its loan portfolio and determined that, to the best of its knowledge, no exposure exists to sub-prime or other high-risk residential mortgages. The Company is not in the practice of originating these types of loans.